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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  MAY 8, 1996


                              COMPDENT CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


         DELAWARE                                   0-26090                               04-3185995
- ----------------------------               ------------------------                  -------------------
(State or other jurisdiction               (Commission file number)                  (IRS employer
       of incorporation)                                                             identification no.)
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                8800 ROSWELL ROAD, SUITE 295, ATLANTA, GA  30350
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (770) 998-8936
                                                           --------------
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Item 2 - Acquisition or Disposition of Assets

         On May 8, 1996, American Prepaid Professional Services, Inc. (the
"Company"), a wholly-owned subsidiary of CompDent Corporation (the
"Registrant"), acquired all of the outstanding capital stock and options of Dental Care Plus Management, Corp. ("Dental Care"). Pursuant to the terms of the definitive Stock Purchase Agreement, prior to Closing, the sole shareholder of I.H.C.S., Inc. ("IHCS") contributed all shares in IHCS to Dental Care causing IHCS to become a wholly-owned subsidiary of Dental Care. The aggregate purchase price for Dental Care and its wholly-owned subsidiary, IHCS, was $38 million, of which the Company paid approximately $27 million in cash and assumed approximately $11 million in accrued liabilities.

         Dental Care and its subsidiary IHCS are based in Chicago, Illinois and provide managed dental care services through a network of dental care providers. Dental Care also acts as a third party administrator and provides management services to Health Care Systems, a non-profit dental company.
Dental Care provides managed dental care services to more than 500,000 members primarily in and around Chicago, Illinois. Dental Care had revenues of approximately $17.1 million for the fiscal year 1995.

         The Registrant financed the purchase of Dental Care as well as satisfaction of the assumed liabilities by drawing down the Registrant's revolving credit facility.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

         At the time of the filing of this Form 8-K, it is impracticable for the Registrant to provide (a) the required financial information concerning
Dental Care and (b) the pro forma financial information relating to the acquisition of Dental Care. Such required financial information will be filed by amendment not later than July 22, 1996, in accordance with Item 7, paragraphs (a)(4) and (b)(2) of Form 8-K.


Exhibit                   Name
- -------                   ----
2.1                       Stock Purchase Agreement dated as of February 28, 1996
                          (excluding schedules(1)).





____________________

      (1)   The Registrant agrees to furnish supplementally a copy of the above-
described schedules to the Commission upon request.
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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COMPDENT CORPORATION



Date:  May 22, 1996                       By: /s/ Bruce A. Mitchell
                                             ----------------------------------
                                              Bruce A. Mitchell, Esq.
                                              Executive Vice President and
                                              General Counsel

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                                 EXHIBIT INDEX


Exhibit       Name                                                       Page
- -------       ----                                                       ----
2.1           Stock Purchase Agreement dated as of February 28, 1996       5
              (excluding schedules(2)).





____________________

       (2)   The Registrant agrees to furnish supplementally a copy of the above
- -described schedules to the Commission upon request.